UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2024, Palatin Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the following: (1) election of directors (“Proposal 1”), (2) ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 (“Proposal 2”), (3) approval of an amendment to the Company’s 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 1,000,000 shares (“Proposal 3”), and (4) to advise the Company whether stockholders approve the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2023 (“Proposal 4”).

As of May 22, 2024 (the “Record Date”), the total number of outstanding shares entitled to vote at the Annual Meeting was: 16,136,649 shares of common stock, one vote per share and 4,030 shares of Series A Preferred Stock, with approximately 1.32 votes per share, for an aggregate of 5,333 votes.  The combined total of votes entitled to be cast at the Annual Meeting as of the Record Date was a total of 16,141,973 votes.  At the Annual Meeting, the total number of votes present in person or by proxy was 7,137,392.

Proposal 1.  Election of Directors. The stockholders elected the following seven directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominee	FOR	WITHHELD
01) Carl Spana, Ph.D.	1,456,961	399,669
02) John K.A. Prendergast, Ph.D.	1,356,125	500,505
03) Robert K. deVeer, Jr.	1,384,910	471,720
04) J. Stanley Hull	1,396,471	460,159
05) Alan W. Dunton, M.D.	1,435,758	420,872
06) Arlene M. Morris	1,367,820	488,810
07) Anthony M. Manning, Ph.D.	1,473,920	382,710

Broker Non-Votes:	5,280,762	for each director

Proposal 2.  Ratification of Appointment of Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024, by the votes set forth below:

For	Against	Abstain
6,728,849	345,561	62,982

Broker Non-Votes:  Not Applicable

Proposal 3.  Approval of an Amendment to the Company’s 2011 Stock Incentive Plan to Increase the Number of Shares Available for Equity Awards by 1,000,000 Shares.  The stockholders approved the amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares available for equity awards by 1,000,000 shares, by the votes set forth below:

For	Against	Abstain
1,103,832	722,486	30,312

Broker Non-Votes:  5,280,762

Proposal 4: Advise the Company whether Stockholders Approve the Compensation of the Company’s Named Executive Officers for the fiscal year ended June 30, 2023. The stockholders voted to advise the Company that they do approve the compensation of the Company’s named executive officers, by the votes set forth below:

For	Against	Abstain
925,432	664,821	266,377

Broker Non-Votes: 5,280,762

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: June 28, 2024	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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